UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee 227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100

Date of fiscal year end: September 30
Date of reporting period: October 1, 2016 – December 31, 2016

Item 1. Schedule of Investments.
 Attached hereto.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2016

	Shares	Value
COMMON STOCKS† - 1.1%
Energy - 1.1%
Titan Energy LLC*	23,593	$566,232
SandRidge Energy, Inc.*	17,488	411,842
Total Energy		978,074
Total Common Stocks
(Cost $1,207,738)		978,074
WARRANTS†† - 0.1%
Comstock Resources, Inc.
09/06/18*	7,838	77,126
Total Warrants
(Cost $47,089)		77,126
SHORT TERM INVESTMENTS† - 0.3%
Dreyfus Treasury Prime Cash Management Institutional Shares
0.31%[1]	285,457	285,457
Total Short Term Investments
(Cost $285,457)		285,457

	Face
	Amount~	Value
CORPORATE BONDS†† - 100.9%
Energy - 63.2%
Linn Energy LLC / Linn Energy Finance Corp.
12.00% due 12/15/20*,2,3,5	$4,750,000	4,144,374
Unit Corp.
6.63% due 05/15/21[3]	3,250,000	3,152,500
Antero Resources Corp.
6.00% due 12/01/20[3]	1,500,000	1,545,000
5.00% due 03/01/25[5]	1,500,000	1,467,015
Comstock Resources, Inc.
10.00% due 03/15/20[3,4]	2,850,000	2,921,250
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22*,2	3,500,000	2,485,000
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	850,000	909,500
5.63% due 04/15/23	750,000	796,875
5.00% due 03/15/27[5]	350,000	353,063
5.88% due 06/30/26[5]	300,000	323,250
Halcon Resources Corp.
8.63% due 02/01/20[3,5]	2,250,000	2,340,000
Hess Corp.
4.30% due 04/01/27[3]	1,200,000	1,194,506
8.13% due 02/15/19	750,000	835,665
7.88% due 10/01/29	200,000	241,146
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[5]	2,275,000	2,257,937
PDC Energy, Inc.
7.75% due 10/15/22[3]	1,500,000	1,597,500
6.13% due 09/15/24[5]	450,000	460,125
Whiting Petroleum Corp.
5.75% due 03/15/21[3]	2,050,000	2,041,472
FTS International, Inc.
8.46% due 06/15/20[5,6]	2,000,000	2,000,000

	Face
	Amount~	Value
CORPORATE BONDS†† - 100.9% (continued)
Energy - 63.2% (continued)
CONSOL Energy, Inc.
8.00% due 04/01/23[3]	$1,900,000	$1,949,875
Gibson Energy, Inc.
6.75% due 07/15/21[3,5]	1,700,000	1,763,749
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[3]	1,500,000	1,671,149
QEP Resources, Inc.
6.88% due 03/01/21[3]	1,500,000	1,593,750
Newfield Exploration Co.
5.38% due 01/01/26[3]	1,550,000	1,580,380
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21[3]	1,500,000	1,575,000
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[3,5]	1,500,000	1,554,087
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20	1,500,000	1,552,500
Marathon Petroleum Corp.
3.40% due 12/15/20[3]	1,500,000	1,534,086
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20[3]	1,500,000	1,382,805
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23[3]	1,300,000	1,326,000
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[5]	1,100,000	1,122,341
Approach Resources, Inc.
7.00% due 06/15/21	1,243,000	1,118,700
DCP Midstream LLC
5.35% due 03/15/20[3,5]	1,025,000	1,063,438
TerraForm Power Operating LLC
6.13% due 06/15/25[3,5,7]	1,000,000	1,035,000
MPLX, LP
4.88% due 12/01/24	1,000,000	1,029,694
Phillips 66 Partners, LP
3.55% due 10/01/26	1,000,000	967,771
Alta Mesa Holdings Limited Partnership / Alta Mesa Finance Services Corp.
7.88% due 12/15/24[5]	850,000	879,750
Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.
6.13% due 03/01/22	850,000	871,250
Callon Petroleum Co.
6.13% due 10/01/24[5]	500,000	515,000

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2016

	Face Amount~	Value
CORPORATE BONDS†† - 100.9% (continued)
Energy - 63.2% (continued)
SandRidge Energy, Inc.
0.00% due 10/04/20*,8	$412,274	$513,539
8.75% due 06/01/18*,2	1,825,000	183
Total Energy		57,666,225
Utilities - 7.8%
Terraform Global Operating LLC
9.75% due 08/15/22[3,5]	2,050,000	2,188,375
LBC Tank Terminals Holding Netherlands B.V.
6.88% due 05/15/23[3,5]	2,080,000	2,126,800
AES Corp.
5.50% due 04/15/25[3]	1,000,000	1,000,000
6.00% due 05/15/26	400,000	406,000
7.38% due 07/01/21	250,000	278,475
4.88% due 05/15/23	250,000	246,925
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	850,000	858,500
Total Utilities		7,105,075
Consumer, Cyclical - 7.6%
Ferrellgas Partners, LP
8.63% due 06/15/20	1,665,000	1,640,025
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.00% due 05/20/22	1,500,000	1,578,750
Suburban Propane Partners LP / Suburban Energy Finance Corp.
7.38% due 08/01/21	950,000	983,250
WMG Acquisition Corp.
6.75% due 04/15/22[3,5]	875,000	920,938
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 01/15/22	700,000	691,250
Nathan's Famous, Inc.
10.00% due 03/15/20[5]	400,000	435,000
NPC International Incorporated / NPC Operating Company A Inc. / NPC Operating Company B Inc.
10.50% due 01/15/20	300,000	309,375
TVL Finance plc
8.50% due 05/15/23	200,000 GBP	262,483
Scotts Miracle-Gro Co.
5.25% due 12/15/26[5]	80,000	80,000
Total Consumer, Cyclical		6,901,071
Financial - 6.9%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[5]	1,100,000	1,100,000
7.50% due 04/15/21[5]	450,000	445,500
Kennedy-Wilson, Inc.
5.88% due 04/01/24	1,000,000	1,018,750
NFP Corp.
9.00% due 07/15/21[5]	850,000	896,750
GEO Group, Inc.
5.88% due 10/15/24	675,000	665,719
6.00% due 04/15/26	100,000	98,250

	Face Amount~	Value
CORPORATE BONDS†† - 100.9% (continued)
Financial - 6.9% (continued)
FBM Finance, Inc.
8.25% due 08/15/21[5]	$700,000	$738,500
NewStar Financial, Inc.
7.25% due 05/01/20	450,000	447,750
Lincoln Finance Ltd.
6.88% due 04/15/21	250,000 EUR	286,851
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	200,000 GBP	257,345
Cabot Financial Luxembourg S.A.
7.50% due 10/01/23	200,000 GBP	246,638
HUB International Ltd.
9.25% due 02/15/21[5]	100,000	103,500
Total Financial		6,305,553
Communications - 6.2%
MDC Partners, Inc.
6.50% due 05/01/24[3,5]	1,375,000	1,237,500
Ziggo Secured Finance B.V.
5.50% due 01/15/27[5]	900,000	877,320
Cengage Learning, Inc.
9.50% due 06/15/24[5]	950,000	843,125
SFR Group S.A.
7.38% due 05/01/26[5]	700,000	717,500
EIG Investors Corp.
10.88% due 02/01/24[5]	550,000	533,500
DISH DBS Corp.
7.75% due 07/01/26	450,000	507,375
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3,5]	300,000	302,250
CSC Holdings LLC
6.75% due 11/15/21	250,000	268,750
TIBCO Software, Inc.
11.38% due 12/01/21[5]	245,000	245,000
Sprint Communications, Inc.
6.00% due 11/15/22	150,000	151,125
Total Communications		5,683,445
Industrial - 3.8%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[3]	1,850,000	1,766,749
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[5]	975,000	1,026,188
Grinding Media Incorporated / MC Grinding Media Canada Inc.
7.38% due 12/15/23[5]	400,000	420,240
LMI Aerospace, Inc.
7.38% due 07/15/19	150,000	149,625
Coveris Holdings S.A.
7.88% due 11/01/19[5]	125,000	124,063
Total Industrial		3,486,865
Consumer, Non-cyclical - 3.2%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[5]	1,100,000	1,086,250

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† - 100.9% (continued)
Consumer, Non-cyclical - 3.2% (continued)
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[3,5]	$875,000	$903,438
Bumble Bee Holdco SCA
9.63% due 03/15/18[4,5]	600,000	583,500
Central Garden & Pet Co.
6.13% due 11/15/23	350,000	369,250
Opal Acquisition, Inc.
8.88% due 12/15/21[5]	5,000	4,275
Total Consumer, Non-cyclical		2,946,713
Basic Materials - 2.2%
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[3,5]	950,000	1,040,250
Eldorado Gold Corp.
6.13% due 12/15/20[5]	680,000	690,200
PQ Corp.
6.75% due 11/15/22[5]	200,000	214,000
GCP Applied Technologies, Inc.
9.50% due 02/01/23[5]	75,000	86,063
Total Basic Materials		2,030,513
Total Corporate Bonds
(Cost $81,708,476)		92,125,460
SENIOR FLOATING RATE INTERESTS††,6 – 27.1%
Electric - 20.9%
Lonestar Energy
5.47% due 02/22/21[3]	2,677,995	2,530,704
TPF II Power LLC
5.00% due 10/02/21[3]	2,134,593	2,151,669
MRP Generation Holding
8.00% due 10/18/22[3]	1,995,000	1,977,544
Panda Power
7.50% due 08/20/20[3]	1,982,914	1,945,734
Panda Moxie Patriot
6.75% due 12/19/20[3]	1,908,738	1,880,107
Invenergy Thermal Operating I, LLC
6.50% due 10/19/22[3]	1,643,007	1,577,287
Panda Temple II Power
7.25% due 04/03/19[3]	1,485,000	1,355,063
Panda Hummel
7.00% due 10/27/22[3]	1,400,000	1,340,500
Terraform AP Acquisition Holdings LLC
6.00% due 06/26/22[3]	1,338,455	1,338,455
Panda Stonewall
6.50% due 11/15/21[3]	1,200,000	1,182,000

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 – 27.1% (continued)
Electric - 20.9% (continued)
Exgen Texas Power LLC
5.75% due 09/18/21[3]	$1,488,575	$1,126,673
Lightstone HoldCo LLC
6.50% due 01/01/24*	670,000	677,538
Total Electric		19,083,274
Energy - 3.9%
Cactus Wellhead
7.00% due 07/30/20[3]	3,489,882	3,143,790
Linn Energy Finance Corp.
2.75% due 04/06/19*	300,000	267,750
PSS Companies
5.50% due 01/28/20[3]	224,495	163,881
Total Energy		3,575,421
Consumer, Cyclical - 1.2%
Accuride Corp.
8.00% due 11/17/23[3]	1,100,000	1,072,500
Basic Materials - 0.5%
Arch Coal, Inc.
10.00% due 10/05/21[3]	429,464	435,012
Technology - 0.3%
Advanced Computer Software
10.50% due 01/31/23[3]	350,000	314,563
Communications - 0.3%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23[3]	317,899	308,810
Total Senior Floating Rate Interests
(Cost $23,110,536)		24,789,580
ASSET BACKED SECURITIES†† - 1.5%
Collateralized Loan Obligations - 1.5%
Silver Spring CLO Ltd.
2014-1A, 3.88% due 10/15/26[5,6]	500,000	490,756
Saranac CLO II Ltd.
2014-2A, 6.06% due 02/20/25[5,6]	500,000	430,911
Jamestown CLO V Ltd.
2014-5A, 5.98% due 01/17/27[5,6]	500,000	413,108
Total Collateralized Loan Obligations		1,334,775
Total Asset Backed Securities
(Cost $1,292,688)		1,334,775
Total Investments - 131.0%
(Cost $107,651,984)		$119,590,472
Other Assets & Liabilities, net - (31.0)%		(28,326,765)
Total Net Assets - 100.0%		$91,263,707

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1	Rate indicated is the 7-day yield as of December 31, 2016.
2	Security is in default of interest and/or principal obligations.

Other Information (unaudited)

3
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of December 31, 2016, the total market value of the segregated or earmarked securities was $58,562,620.

4	Paid-in-kind security.
5
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $42,583,929 (cost $37,461,367), or 46.7% of total net assets.

6	Variable rate security. Rate indicated is rate effective at December 31, 2016.
7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
8	Zero coupon rate security.

B.V.	Limited Liability Company
CLO	Collateralized Loan Obligation
EUR	Euro
GBP	Great Britain Pound
LLC	Limited Liability Company
plc	Public Limited Company
S.A.	Corporation

See Sector Classification in Supplemental Information section.

The following table summarizes the inputs used to value the Fund's investments at December 31, 2016 (See Note 2 in the Notes to Schedule of Investments):
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Assets:
Common Stocks	$978,074	$—		$—	$978,074
Warrants	—	77,126		—	77,126
Short Term Investments	285,457	—		—	285,457
Corporate Bonds	—	92,125,460		—	92,125,460
Senior Floating Rate Interests	—	24,789,580		—	24,789,580
Asset Backed Securities	—	1,334,775		—	1,334,775
Forward Foreign Currency Exchange Contracts	—	17,586	*	—	17,586
Total Assets	$1,263,531	$118,344,527		$—	$119,608,058
Liabilities:
Unfunded Loan Commitments	$—	$—	**	$—	$—
Total Liabilities	$—	$—		$—	$—
*Represents the unrealized gain/loss at period end.
**Market Value is less than $1.

If not referenced in the table, please refer to the Schedule of Investments for a breakdown of investment type by industry category.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The transfers in and out of the valuation levels as of December 31, 2016, compared to the valuation levels at the end of the previous fiscal year are detailed below:

Transfer from Level 3 to Level 2	$533,500
The transfer from Level 3 to Level 2 is due to availability of market price information at period end.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2016:

Level 3 - Fair value measurements using significant unobservable inputs
Corporate Bonds
Assets:
Beginning Balance	$456,911
Change in Unrealized Gain/(Loss)	76,589
Transfers out of Level 3	(533,500)
Ending Balance	$—
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2016	$76,589

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

For information on the Guggenheim Energy and Income Fund’s (the “Fund”) policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.

1.	Significant Accounting Policies
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2016.

2.	Fair Value Measurement
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

3.	Federal Income Taxes
At December 31, 2016, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes are as follows:
Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation On Investments
$107,651,984	$12,949,608	$(1,011,120)	$11,938,488

4.  Derivatives
As of December 31, 2016, the following forward foreign currency exchange contracts were outstanding:

Contracts to Sell		Counterparty	Settlement Date	Settlement Value	Value as of 12/31/16	Net Unrealized Appreciation
EUR	274,000
for USD	289,272	Bank of America	01/12/17	$289,272	$288,538	$734
GBP	622,000
for USD	783,546	Bank of America	01/12/17	783,546	766,694	16,852
Total unrealized appreciation for forward foreign currency exchange contracts						$17,586

5.  Reverse Repurchase Agreements
As of December 31, 2016, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

As of Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	1.27%-1.39%	01/05/17 – 01/19/17	$ 2,494,682
Barclays Capital, Inc.	0.25%-0.60%*	Open Maturity	1,703,187
Bank of America	1.83%	01/04/17	1,200,334
Citigroup, Inc.	0.00%	01/06/17	1,538,000
Citigroup, Inc.	0.00%*	Open Maturity	993,000
Credit Suisse First Boston	1.80%	01/06/17	2,226,250
BNP Paribas	1.39%-1.41%	01/04/17 – 01/09/17	8,905,000
Royal Bank of Canada	1.23%-1.72%	01/03/17 – 01/30/17	7,700,000
Royal Bank of Canada	0.00%*	Open Maturity	1,793,750
			$ 28,554,203
*Variable rate security. Rate indicated is rate effective at December 31, 2016.

6.  Loan Commitments:
As of December 31, 2016, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Linn Energy LLC	04/06/19	$1,600,000	$ -

SUPPLEMENTAL INFORMATION (Unaudited)

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3. Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Energy & Income Fund

By:    /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President and Chief Executive Officer

Date:       February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President and Chief Executive Officer

Date:       February 28, 2017

By:     /s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer & Treasurer

Date:       February 28, 2017